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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 3, 1999


                               VITRISEAL, INC.
            (Exact name of registrant as specified in its charter)


            Nevada                      0-99110-NY               11-2751537
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


      1101 Dove Street, Suite 235
       Newport Beach, California                          92660
(Address of Principal Executive Office)                 (Zip Code)


       Registrant's telephone number, including area code (949) 862-5490

                            --------------------------

    Item 4.  Change in Registrant's Certifying Accountant.

    The registrant has dismissed its former principal accountants, Jones, Jensen & Co., effective May 3, 1999.

    During the most recent fiscal year of the registrant and each subsequent interim period preceding May 3, 1999 there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any reportable events.

    The reports of the former principal accountants on the financial statements of the registrant for the fiscal year ended December 31, 1998 did not contain a qualified opinion.

    The registrant's Board of Directors has approved the decision to change accountants.

    On May 3, 1999 the registrant engaged Squar, Milner & Reehl LLP as its principal accountant.

    The following exhibit is being filed with the Current report on Form 8-K:

    Letter dated May 5, 1999 from Jones, Jensen & Co., addressed to the Securities and Exchange Commission pertaining to the statements made by the registrant in response to Item 4 above.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VITRISEAL, INC.



May 5, 1999                            By: /s/ John W. Nagel
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                                           John Nagel, Chief Financial Officer